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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 22, 1995


                             Red Lion Hotels, Inc.
                             --------------------
            (Exact name of registrant as specified in its charter)


      Delaware                      1-13700                 91-1634199
      --------                      -------                 ----------
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)


4001 Main Street, Vancouver, Washington                       98663
---------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)


                                (360) 696-0001
                                --------------
             (Registrant's telephone number, including area code)


        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 4. Change in Registrant's Certifying Accountant

On December 21, 1995, the Board of Directors of Red Lion Hotels, Inc. approved Deloitte & Touche LLP as its certifying accountant for the years ending December 31, 1995 and 1996. On December 22, 1995, management informed the former accountant, Arthur Andersen LLP, that it had been dismissed. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Arthur Andersen LLP on the Registrant's financial statements within the two most recent fiscal years. There were no reportable disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure leading to their dismissal.

Item 7. Financial Statements and Exhibits

1. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated December 22, 1995.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Red Lion Hotels, Inc.
                                          ---------------------
                                                   (Registrant)

Dated: December 29, 1995                  /s/ DAVID J. JOHNSON
                                          -------------------------------------
                                          David J. Johnson
                                          President and Chief Executive Officer
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December 28, 1995


Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C. 20549

We have read item 4 in the attached Form 8-K dated December 22, 1995 of Red Lion Hotels, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


/s/ ARTHUR ANDERSEN LLP
-------------------------------
    Arthur Andersen LLP